Aston Funds

ASTON/Guardian Capital Global Dividend Fund (the “Fund”)

Class N Shares and Class I Shares

Supplement dated October 22, 2014 to the Prospectus dated April 9, 2014 (the “Prospectus”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.

GUARDIAN RELATED PERFORMANCE

Guardian Capital LP (“Guardian”), the Fund’s subadviser, made certain adjustments to the composite of fully discretionary accounts managed by Guardian in the Guardian Global Dividend strategy, in consultation with its Global Investment Performance Standards (GIPS®) auditors, resulting in revised related performance information for the Fund.

The following information replaces the Total Return and Average Annual Total Return tables in the Guardian Related Performance section on page 16 of the Prospectus, in their entirety:

Total Return

Year end	Guardian Global Dividend Composite	MSCI World Index
2013	15.01%	26.68%
2012	8.79%	15.86%
2011	2.75%	(5.54)%
2010	14.48%	11.76%
2009	35.22%	29.99%
2008	(34.34)%	(40.71)%
2007	12.25%	9.04%

Average Annual Total Return

(For the periods ended December 31, 2013)

Period	Guardian Global Dividend Composite	MSCI World Index
One Year	15.01%	26.68%
Five Years	14.76%	15.02%
Since Inception(a)	5.62%	3.84%
(a)	Since Inception return is computed from January 1, 2007.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP GC GBL DIV 1014